Exhibit 99.1

Schnitzer Announces Earnings Date and Preliminary Results for Fourth Quarter of Fiscal 2014

Significantly Higher Results Driven by Strong Performance in Metals Recycling and Steel Manufacturing Businesses

PORTLAND, Ore.--(BUSINESS WIRE)--September 30, 2014--Schnitzer Steel Industries, Inc. (Nasdaq:SCHN) will report the financial results for its fourth quarter and fiscal year ended August 31, 2014, on Tuesday, October 28, 2014, and will webcast a conference call to discuss the performance at 11:30 a.m. Eastern on the same day. In advance of its full earnings release, Schnitzer is providing preliminary results for its fourth quarter of fiscal 2014.

Schnitzer expects fourth quarter of fiscal 2014 adjusted earnings per share from continuing operations to be in the range of $0.28 - $0.32, excluding restructuring and other asset impairment charges, and associated tax impacts of approximately $0.09. Reported earnings per share are expected to be in the range of $0.22 - $0.26, including a benefit of approximately $0.03 from discontinued operations. This compares to third quarter of fiscal 2014 adjusted earnings per share of $0.16 and reported earnings per share of $0.12, both of which included discrete tax benefits of $0.08 per share.

The Company also expects to report strong operating cash flow which is expected to reduce total debt to capital to approximately 29% as of August 31, 2014 compared to 33% as of May 31, 2014.

In the fourth quarter, all three of the Company’s businesses delivered higher volumes sequentially and our Metals Recycling and Steel Manufacturing Businesses are expected to generate substantially higher profitability. Due to the successful execution of our productivity and cost reduction initiatives, combined with higher sales volumes sequentially and less market price volatility, our Metals Recycling Business is expected to generate operating income in the range of $13 to $14 per ton, the highest quarterly performance since fiscal 2012. Accelerating demand from West Coast construction markets and the benefits of productivity initiatives are expected to drive significant operating leverage in our Steel Manufacturing Business, resulting in operating income in the range of $8 to $9 million, SMB's highest quarterly operating income since fiscal 2008. In the Auto Parts Business, higher car purchase volumes in the fourth quarter were largely offset by seasonally lower retail sales, leading to operating income in the range of $4 to $5 million. Significant productivity initiatives currently in process within APB are expected to drive favorable impacts beginning in the second half of fiscal 2015.

The preliminary, unaudited information provided above is based on the Company’s current estimate of its financial results for the fourth quarter ended August 31, 2014 and remains subject to change based on management’s ongoing review of the Company’s fourth quarter financial results and the completion of the Company’s annual audit.

Forward-Looking Statements

Statements and information included in this press release that are not purely historical are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and are made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Except as noted herein or as the context may otherwise require, all references to “we,” “our,” “us” and “SSI” refer to the Company and its consolidated subsidiaries.

Forward-looking statements in this press release include statements regarding our expectations, intentions, beliefs and strategies regarding the future, which may include statements regarding trends, cyclicality and changes in the markets we sell into; strategic direction; changes to manufacturing and production processes; the cost of and the status of any agreements or actions related to our compliance with environmental and other laws; expected tax rates, deductions and credits; the realization of deferred tax assets; planned capital expenditures; liquidity positions; ability to generate cash from continuing operations; the potential impact of adopting new accounting pronouncements; expected results, including pricing, sales volumes and profitability; obligations under our retirement plans; benefits, savings or additional costs from business realignment, productivity improvement, and cost containment programs; and the adequacy of accruals.

When used in this report, the words “believes,” “expects,” “anticipates,” “intends,” “assumes,” “estimates,” “evaluates,” “may,” “could,” “opinions,” “forecasts,” “future,” “forward,” “potential,” “probable,” and similar expressions are intended to identify forward-looking statements.

We may make other forward-looking statements from time to time, including in reports filed with the Securities and Exchange Commission, press releases and public conference calls. All forward-looking statements we make are based on information available to us at the time the statements are made, and we assume no obligation to update any forward-looking statements, except as may be required by law. Our business is subject to the effects of changes in domestic and global economic conditions and a number of other risks and uncertainties that could cause actual results to differ materially from those included in, or implied by, such forward-looking statements. Some of these risks and uncertainties are discussed in “Item 1A. Risk Factors” of our most recent annual report on Form 10-K and quarterly report on Form 10-Q. Examples of these risks include: potential environmental cleanup costs related to the Portland Harbor Superfund site; the impact of general economic conditions; volatile supply and demand conditions affecting prices and volumes in the markets for both our products and raw materials we purchase; difficulties associated with acquisitions and integration of acquired businesses; the impact of goodwill impairment charges; the impact of long-lived asset impairment charges; the realization of expected cost reductions related to restructuring initiatives; the benefits of cost containment and productivity improvement programs and initiatives; the inability of customers to fulfill their contractual obligations; the impact of foreign currency fluctuations; potential limitations on our ability to access capital resources and existing credit facilities; restrictions on our business and financial covenants under our bank credit agreement; the impact of the consolidation in the steel industry; the impact of imports of foreign steel into the U.S.; inability to realize expected benefits from investments in technology; freight rates and availability of transportation; impact of equipment upgrades and failures on production; product liability claims; the impact of impairment of our deferred tax assets; the impact of a cybersecurity incident; costs associated with compliance with environmental regulations; the adverse impact of climate change; inability to obtain or renew business licenses and permits; compliance with greenhouse gas emission regulations; reliance on employees subject to collective bargaining agreements; and the impact of the underfunded status of multiemployer plans in which we participate.

Non-GAAP Financial Measures

This press release includes expected performance based on adjusted earnings per share from continuing operations, a non-GAAP financial measure as defined under SEC rules. Adjusted earnings per share from continuing operations exclude certain costs related to restructuring and other asset impairment charges. Management believes that the foregoing non-GAAP financial measure provides a meaningful presentation of the Company's results from its core business operations excluding items that are not related to the Company's ongoing core business operations and improves the period-to-period comparability of the Company's results from its core business operations. This non-GAAP financial measure should be considered in addition to, but not as a substitute for earnings per share from continuing operations, the most directly comparable US GAAP measure.

About Schnitzer Steel Industries, Inc.

Schnitzer Steel Industries, Inc. is one of the largest manufacturers and exporters of recycled ferrous metal products in the United States with operating facilities located in 14 states, Puerto Rico and Western Canada. The business has seven deep water export facilities located on both the East and West Coasts and in Hawaii and Puerto Rico. The Company's integrated operating platform also includes its auto parts and steel manufacturing businesses. The Company's auto parts business sells used auto parts through its self-service facilities located in 16 states and Western Canada. With an effective annual production capacity of approximately 800,000 tons, the Company's steel manufacturing business produces finished steel products, including rebar, wire rod and other specialty products. The Company commenced its 109th year of operations in 2014.

CONTACT:
Schnitzer Steel Industries, Inc.
Investor Relations: Alexandra Deignan, 646-278-9711
Media Relations: Tom Zelenka 503-323-2821
www.schnitzersteel.com
ir@schn.com